Prospectus Supplement

John Hancock Funds III

John Hancock Disciplined Value Fund (the fund)

Supplement dated September 22, 2022 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

As of January 31, 2023 (the Effective Date), Stephanie McGirr will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Ms. McGirr will be removed from the Summary Prospectus.

As of the Effective Date, David T. Cohen, CFA, Mark E. Donovan, CFA, David J. Pyle, CFA, and Joshua White, CFA will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.

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